UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2012

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

001-33515

(Commission File Number)

Delaware	13-3690261
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

555 Zang Street, Suite 300, Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Reference is made to the Einstein Noah Restaurant Group, Inc. (the “Company”) press release issued on November 12, 2012, attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the Company’s financial results for the third quarter ended October 2, 2012.

ITEM 8.01	OTHER EVENTS

On November 1, 2012, the Board declared a cash dividend on the Company’s common stock in the amount of $0.125 per share, payable on January 15, 2013, to shareholders of record as of December 3, 2012. The Company intends to pay a regular quarterly dividend going forward, at the discretion of the Board, dependant on a variety of factors, including available cash and the overall financial condition of the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

99.1	Press release issued November 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

Date: November 12, 2012	By: /s/ Emanuel P.N. Hilario
Emanuel P.N. Hilario
Chief Financial Officer